UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2022 (August 15, 2022)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2022, ClearOne, Inc., a Delaware corporation (the “Company”), entered into a confidential separation agreement and general release (the “Separation Agreement”) with Zeynep Hakimoglu, the Company’s former Chief Executive Officer. Under the terms of the Separation Agreement, Ms. Hakimoglu will:

•	provide reasonable cooperation with the Company’s pending litigation matters;
•

take appropriate actions requested by the Company to effect Ms. Hakimoglu’s resignation or removal as an officer or director of any Company subsidiaries and the transfer of equity interests in any Company subsidiaries that are owned by Ms. Hakimoglu; and

•

receive severance pay in the total gross amount of $146,153.89, less applicable taxes and withholdings, payable as salary continuation on the Company’s normal payroll dates within fifteen (15) business days following the effective date of the Separation Agreement.

In addition, under the terms of the Separation Agreement, Ms. Hakimoglu is subject to certain customary restrictive covenants, including confidentiality, non-competition, non-solicitation, inventions assignment and non-disparagement covenants.

The foregoing summary is qualified entirely by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Title

10.1	Confidential Separation Agreement and General Release between ClearOne, Inc. and Zeynep Hakimoglu.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: August 17, 2022	By:	/s/ Narsi Narayanan
Narsi Narayanan
Chief Financial Officer (Principal Accounting and Principal Financial Officer)